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                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 2 to Registration Statement on Form S-3 of Northrop Grumman Corporation of our report regarding Electronic Systems (a unit of Westinghouse Electric Corporation) dated January 31, 1996 appearing in the Current Report on Form 8-K/A for Northrop Grumman Corporation dated May 31, 1996.


PRICE WATERHOUSE, LLP
Baltimore, Maryland
May 31, 1996




                                 EXHIBIT 23.1




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